UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8‑K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 13, 2011

WEST COAST BANCORP

(Exact name of registrant as specified in charter)

Oregon

(State or other jurisdiction of incorporation)

0-10997

(SEC File Number)

93-0810577

(IRS Employer Identification No.)

5335 Meadows Road, Suite 201 Lake Oswego, Oregon (Address of principal executive offices)	97035 (Zip Code)

Registrant’s telephone number, including area code:

(503) 684-0884

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            This Current Report on Form 8-K/A supplements the information in Item 5.02 of the Current Report on Form 8-K filed by West Coast Bancorp on December 16, 2011 (the "Original Form 8-K"), reporting the election of Henchy Enden to serve as a director of the Company, subject to receipt of applicable regulatory approvals.  The Company received the last of the required regulatory approvals on January 13, 2012, and as a result, her term of office as a director commenced on that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEST COAST BANCORP
Dated: January 13, 2012	By:	/s/ David C. Bouc
David C. Bouc Executive Vice President, General Counsel and Secretary